EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 USC § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Jiangbo Pharmaceuticals, Inc. (“the Company”) on Form 10-K for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Elsa Sung, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The annual report on Form 10-K for the year ended June 30, 2010 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2010

/s/ Elsa Sung
Elsa Sung
Chief Financial Officer